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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549





                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      Date of Report   November 27, 2002


                        Commission file number 1-12753


                            Fidelity Bancorp, Inc.
          (Exact name of registrant as specified in its charter)


              Delaware                             36-3915246
     (State of Incorporation)          (I.R.S. Employer Identification No.)

                  5455 W. Belmont, Chicago, Illinois,  60641
                  (Address of principal executive offices)

                                (773) 736-4414
                 (Registrant's telephone number, including area code)




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ITEM 5.    OTHER EVENT

           Fidelity Bancorp, Inc. (Nasdaq: FBCI), the parent company of Fidelity Federal Savings Bank, today announced a new date for its annual meeting of stockholders. The meeting will be held at 10:00 a.m. CST, Wednesday, February 12, 2003 at the company's headquarters, located at 5455 W. Belmont Ave., Chicago. The Board of Directors has fixed December 23, 2002 as the record date for determination of stockholders entitled to vote.


ITEM 6.    EXHIBITS AND REPORTS ON FORM 8-K
            (a)  Exhibits

                 None













































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                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Fidelity Bancorp, Inc.



Dated:      November 27, 2002             /s/  RAYMOND S. STOLARCZYK
                                         -----------------------------
                                         Raymond S. Stolarczyk
                                         Chairman and Chief Executive Officer




                                         /s/  ELIZABETH A. DOOLAN
                                         -----------------------------
                                         Elizabeth A. DOOLAN
                                         Sr. V. P. and Chief Financial Officer